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                                 EXHIBIT 10.61

                           PLACEMENT AGENT AGREEMENT

         THIS PLACEMENT AGENT AGREEMENT ("Agreement") is made as of November 21, 1996 by and among Somanetics Corporation, a Michigan corporation (the "Company"), Rauscher Pierce & Clark, Inc., an Ohio corporation ("Rauscher"), and Rauscher Pierce & Clark Limited, a limited liability company organized and existing under the laws of England ("RPC", and together with Rauscher, the "Placement Agent").

         WHEREAS, the Company has duly authorized the issuance, sale and delivery of up to 5,500,000 shares (the "Shares") of its common shares, par value $.01 per share (the "Common Shares") (the "Offering");

         WHEREAS, the Company has prepared and delivered a Confidential Offering Memorandum dated November 6, 1996, as amended by Amendment No. 1, dated November 14, 1996 (the "Offering Memorandum"), describing, among other things, the Common Shares and providing material information about the Company and the terms of the Offering;

         WHEREAS, the Shares are being offered and sold in the Offering to investors who are not "U.S. persons" as defined in Regulation S ("Regulation S"), which definition is set forth in Schedule 1 (a "U.S. person"), under the United States Securities Act of 1933, as amended (the "Securities Act"), pursuant to Purchase Agreements (the "Purchase Agreements") entered into by the Company and each such investor (a "Purchaser"), in reliance upon, and in conformity with, an exemption from the registration requirements of the Securities Act pursuant to Regulation S; and

         WHEREAS, the Placement Agent has agreed to use its best efforts to assist the Company in the placement of the Shares, subject to the conditions set forth in that certain letter dated October 23, 1996 from the Placement Agent to the Company and an amendment thereto dated November 1, 1996, and amendments thereto and restatements thereof (the "Engagement Letter").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and intending to be legally bound, the undersigned agree as follows:

1. Agreement to Assist in the Placement of the Shares. On the basis of the representations, warranties and agreements contained in this Agreement and subject to the terms and conditions set forth in this Agreement and the Engagement Letter, the Company engages the Placement Agent to, and the Placement Agent agrees to, (i) act as placement agent for the Company in connection with the Offering as described in the Offering Memorandum, subject to the terms and conditions of the Engagement Letter, and (ii) perform the duties of the Placement Agent described in the Purchase Agreements. The Placement Agent shall not, in fulfilling its obligations, act as underwriter for the Shares, and is in no way obligated, directly or indirectly,





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to advance its own funds to purchase any Shares.  In exchange for such services, the Placement Agent shall receive the compensation described in the Engagement Letter.

2. Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent as follows:

         2.1. Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and has all requisite corporate power and authority to own and lease its properties and to conduct its business as presently conducted and as described in, or by incorporation by reference in, the Offering Memorandum. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction where such qualification is required by controlling law and where the failure to so qualify would have a material adverse effect on the Company.

         2.2. Authorized Capital Stock. The authorized and outstanding capital stock of the Company are as described in, or by incorporation by reference in, the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

         2.3.    Offering Memoranda.

                 (a) The Offering Memorandum, as of its date and at the Closing Date, did not and will not as of such dates contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission relating to matters of foreign law, any statement included in the Offering Memorandum describing the Placement Agent, the statements in paragraph 3 on page 2 of the Offering Memorandum, the statements in the last paragraph on page 45 and the fifth paragraph on page 46 under the heading "Plan of Distribution and Restrictions on Resale" in the Offering Memorandum or any other statement or omission made in reliance upon, and in conformity with, information furnished in writing to the Company by the Placement Agent expressly for use in the Offering Memorandum; and provided, however, that this representation and warranty shall not apply to any statement contained in the Offering Memorandum to the extent that a statement contained in any document filed by the Company under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the United States Securities and Exchange Commission (the "Commission") after the date of the Offering Memorandum which also is incorporated by reference in the Offering Memorandum modifies, amends or supersedes such statement.

                 (b) The documents incorporated by reference in the Offering Memorandum, at the time they were filed (or, if any amendment with respect thereto was filed, when such amendment was filed) with the Commission, complied in all material respects with the applicable requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and, when filed with the Commission (or in the case of an amendment thereto, when such





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amendment was filed), did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (c) Except as otherwise disclosed in or by incorporation by reference in or contemplated by the Offering Memorandum, including the Independent Auditors' Report for the fiscal year ended November 30, 1995, attached as part of Exhibit A thereto, the financial statements of the Company for full fiscal years included or incorporated by reference in the Offering Memorandum present fairly the financial condition of the Company as of the respective dates thereof and the results of operations of the Company for the respective periods covered thereby, all in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the entire periods involved.

         2.4. No Other Offers or Sales. Neither the Company nor any affiliate of the Company nor anyone acting on the behalf of the Company or any such affiliate, other than the Placement Agent and its agents and affiliates, has, directly or indirectly, offered or sold, or attempted to offer, sell or dispose of, any of the Shares, or solicited any offer to buy any Shares from, or otherwise approached or negotiated with respect thereto with, any person, except for any of the foregoing arranged by, or conducted with, the Placement Agent, including, without limitation, the Company's preparation and distribution of the Offering Memorandum, negotiation of, and entry into, this Agreement, the Purchase Agreements, the Engagement Letter and the agreements and documents referred to in those agreements, and the Company's discussions with prospective investors arranged by the Placement Agent.

         2.5.    Due Execution, Delivery and Performance of this Agreement.
The execution, delivery and performance of this Agreement and the Engagement Letter by the Company (i) have been duly authorized by all requisite corporate action of the Company, and (ii) will not (a) violate the Restated Articles of Incorporation or the Amended and Restated Bylaws of the Company or (b) violate any law applicable to the Company or any rule, regulation or order of any court or governmental agency or body having jurisdiction over the Company or (c) cause a breach of any provision of any indenture, mortgage, agreement, contract or other instrument to which the Company is a party or by which the Company is bound or to which any of the properties or assets of the Company are subject, or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other instrument or result in the creation or imposition of any lien, security interest, pledge, charge or other encumbrance of any nature whatsoever (each a "Lien" and, collectively, "Liens") upon any of the properties or assets of the Company (except for such violations, breaches, defaults or Liens which would not have a material adverse effect on the Company's performance of its obligations under this Agreement). Upon execution and delivery by the Company and the Placement Agent, the Engagement Letter constituted and this Agreement will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as the enforceability thereof may be limited by (i) any applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws now or hereafter in effect relating to or affecting the enforcement of creditors' rights generally, and (ii) general equitable principles,





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now or hereafter in effect, regardless of whether such enforceability is considered in an action at law or a proceeding in equity, and except as rights to indemnity or contribution may be limited under applicable law.

         2.6. Legal Proceedings. Except as otherwise described in or by incorporation by reference in or contemplated by the Offering Memorandum, there are no actions, suits, investigations or proceedings pending to which the Company is a party before or by any court or governmental agency or body, which in the opinion of the Company's officers would result, individually or in the aggregate, in any material adverse change in the financial condition or results of operations of the Company, or which would materially and adversely affect the properties or assets thereof; and, except as otherwise described in or by incorporation by reference in or contemplated by the Offering Memorandum to the actual knowledge of the Company's officers, no such actions, suits, investigations or proceedings are threatened by any person, corporation or governmental agency or body.

         2.7. No Material Change. Except as disclosed in or by incorporation by reference in or contemplated by the Offering Memorandum, there has been no material adverse change or, to the actual knowledge of the Company's officers, any development which will result in a material adverse change, in or affecting the business, operations, management, financial condition, shareholders' equity or results of operations of the Company since August 31, 1996.

         2.8. Properties and Assets. The Company has good title to all properties and assets described in the Offering Memorandum as owned by it, free and clear of all Liens except as disclosed in or by incorporation by reference in or contemplated by the Offering Memorandum or which are not material to the business of the Company. The Company has a valid and enforceable lease for the real property described in or by incorporation by reference in the Offering Memorandum as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property by the Company. Except as otherwise disclosed in or by incorporation by reference in or contemplated by the Offering Memorandum, the Company owns or possesses or is the valid licensee of all patents, trademarks, service marks and trade names necessary to carry on its business as described in the Offering Memorandum, and the Company has not received any notice of infringement of, or conflict with, asserted rights of others with respect to any of the foregoing which, if the subject of an unfavorable decision, ruling or finding, would result, individually or in the aggregate, in any material adverse change in the business, operations or financial condition of the Company.

         2.9. Compliance with Applicable Regulations. Except as disclosed in or by incorporation by reference in or contemplated by the Offering Memorandum, the Company (a) has all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as described in the Offering Memorandum (collectively, "Licenses"), except that the Company does not have all of the necessary Licenses to sell its products in certain foreign countries or in places where it does not have distributors or where it is "marketing", but not selling in violation of any law, (b) complies in all material





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respects with, and conducts its business in substantial conformity with (except for failures to conform which would not have a material adverse effect on the Company), all laws, regulations and orders applicable to it or its business, and (c) complies in all material respects with, and conducts its business in substantial conformity with (except for failures to conform which would not have a material adverse effect on the Company), all Licenses issued to the Company by, and all agreements of the Company with, any governmental agency or body having jurisdiction over the Company.

         2.10. Investment Company Act of 1940. The Company is not an "investment company" or an "affiliated person" of an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         2.11. Compliance with Regulation S. The Company is a "reporting issuer" (as defined in Regulation S). The Company, its affiliates and any person acting on behalf of, or as agent of, any of the foregoing (other than the Placement Agent, as to which no representation, warranty or covenant is made), (a) have offered and sold the Shares to the Purchasers only in "offshore transactions" (as defined in Regulation S), (b) have not made with respect to the Shares any "directed selling efforts" (as defined in Regulation S) in the United States of America, its territories and possessions, any State of the United States or the District of Columbia (the "United States"), (c) have implemented all "offering restrictions" (as defined in Regulation S) in respect of the Shares, (d) have not delivered the Offering Memorandum or any revision or amendment thereof or supplement thereto to any "U.S. person" (as defined in Regulation S) (other than directors, officers, employees and agents of the Company, the Placement Agent, affiliates of the Placement Agent and its directors, officers, employees and agents, and professional advisers), (e) have not made any offers or sales of any of the Shares or any interest therein in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S), and (f) have not made any sales of any of the Shares or any interest therein in connection with the Offering to any person other than the Purchasers; provided, however, that insofar as this representation and warranty involves any "distributor" (as defined in Regulation S), any broker-dealer participating in the offering, any affiliate of such broker-dealer or any officer, director, employee or agent of such distributor or broker-dealer, to the extent such broker-dealer or distributor is acting as placement agent for the offering of the Shares, such representation and warranty is made by the Company solely on the basis of, and in reliance upon, the representations and warranties of such broker-dealer or distributor and such broker-dealer or distributor complying with Regulation S with respect to offers and sales of Shares.

         2.12. Representations and Warranties at the Closing. Each of the representations and warranties contained in this Section 2 is true and correct in all material respects as of the date of this Agreement and will be true and correct in all material respects as of the Closing Date (as defined in the Purchase Agreements), except to the extent such representations and warranties expressly relate to an earlier date.

3. Representations, Warranties and Covenants of the Placement Agent. The Placement Agent hereby represents and warrants to, and covenants with, the Company as follows:





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         3.1.    Due Execution, Delivery and Performance of this Agreement and
Other Obligations. The Placement Agent has full right, power, authority and capacity to enter into this Agreement and the Engagement Letter and to consummate the transactions contemplated by this Agreement and the Engagement Letter. The execution, delivery and performance of this Agreement and the Engagement Letter by the Placement Agent have been duly authorized by all requisite corporate action of the Placement Agent. This Agreement and the Engagement Letter have been validly executed and delivered by or on behalf of the Placement Agent. Upon the execution and delivery of this Agreement and the Engagement Letter by the Company, each of this Agreement and the Engagement Letter shall constitute the legal, valid and binding obligation of the Placement Agent, enforceable in accordance with its terms, except as the enforceability thereof may be limited by (i) any applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws now or hereafter in effect relating to or affecting the enforcement of creditors' rights generally, and (ii) general equitable principles, now or hereafter in effect, regardless of whether such enforceability is considered in an action at law or a proceeding in equity, and except as rights to indemnification and contribution may be limited by applicable law.

         3.2. Organization; Lack of Conflict. The Placement Agent is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The execution, delivery and performance of this Agreement and the Engagement Letter by the Placement Agent will not violate (i) the organizational documents of the Placement Agent, (ii) any law applicable to the Placement Agent or any rule, regulation or order of any court or governmental agency or body having jurisdiction over the Placement Agent or
(iii) any provision of any indenture, mortgage, agreement, contract or other instrument to which the Placement Agent is a party, or by which the Placement Agent is bound or to which any of the properties or assets of the Placement Agent are subject, or result in a breach of, or constitute (upon notice or lapse of time or both) a default under, any such indenture, mortgage, agreement, contract or other instrument or result in the creation or imposition of any Lien upon any of the properties or assets of the Placement Agent (except for any violation, breach or default described in this sentence which would not have a material adverse effect on the Placement Agent's performance of its obligations under this Agreement and the Engagement Letter).

         3.3. Governmental Consents. The Placement Agent is not aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Shares as contemplated by the Purchase Agreements and which has not been obtained.

         3.4. Acknowledgement. The Placement Agent acknowledges that the Shares are being offered and sold in reliance on specific exemptions from the registration requirements of the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of the Placement Agent set forth in this Agreement to determine the applicability of such exemptions and the suitability of the Purchasers to acquire the Shares. The Placement Agent also acknowledges that no federal or state agency has passed on or made any recommendation or endorsement of the Shares.





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         3.5.    Compliance with Regulation S.

                 (a) In connection with the offer and sale of Shares or any interest therein, the Placement Agent will (i) not make an offer or sale to a person in the United States or to an identifiable group of U.S. citizens abroad, such as members of the U.S. armed forces serving overseas, and (ii) take all appropriate action so that at the time the buy order is originated, it reasonably believes that the buyer is outside the United States.

                 (b) For a period beginning on the date of the Engagement Letter and ending forty days following the Closing Date (as defined in the Purchase Agreements) or, if there is more than one Closing Date, the latest Closing Date (the "Restricted Period"), the Placement Agent, its affiliates and any person acting on its behalf shall not make any directed selling efforts (as defined in Regulation S) in the United States in connection with any offer or sale of the Shares and shall not engage in any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Shares.

                 (c) The Placement Agent agrees that all offers and sales of Shares made by the Placement Agent prior to the expiration of the Restricted Period shall be made only in accordance with the provisions of Section 903 or 904 of Regulation S, pursuant to registration of the Shares under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act.

                 (d) The Placement Agent understands, acknowledges and agrees that (a) the Shares have not been, and will not be, registered under the Securities Act or under any state or foreign securities or blue sky laws, and may not be offered, sold, transferred, pledged or otherwise disposed of in the United States or to, or for the account or benefit of, any "U.S. person", unless such securities are registered under the Securities Act and any applicable state and foreign securities or blue sky laws or exemptions from the registration requirements of the Securities Act and any applicable state and foreign securities or blue sky laws are available, and (b) the Shares are being offered and sold pursuant to the terms of Regulation S under the Securities Act, which permits securities to be sold to persons who are not "U.S. persons" in "offshore transactions" (as defined in Regulation S), subject to certain terms and conditions.

                 (e) All offering materials and documents used by the Placement Agent, its affiliates and any person acting on its behalf in connection with offers and sales of the Shares prior to the expiration of the Restricted Period shall include statements to the effect that the securities have not been registered under the Securities Act and may not be offered or sold in the United States or to "U.S. persons" (other than distributors) unless the securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. Such statements shall appear in any advertisement made or issued by the Placement Agent, any of its affiliates or any person acting on its behalf.





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                 (f)      No offer, sale, transfer, pledge or other disposition
of the Shares or any interest therein made prior to the expiration of the Restricted Period shall be made by the Placement Agent, its affiliates and any person acting on its behalf to a "U.S. person" or for the account or benefit of a "U.S. person" (other than a distributor).

                 (g) If the Placement Agent sells Shares to a distributor, a dealer (as defined in Section 2(12) of the Securities Act), or a person receiving a selling concession, fee or other remuneration in respect of the securities sold, prior to the expiration of the Restricted Period, the Placement Agent shall send a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales that apply to a distributor.

                 (h) The Placement Agent shall advise the Company of any legends or restrictions required by foreign countries, if any, pertaining to the Shares, and the Placement Agent shall otherwise take all steps necessary to ensure that any offers and sales made pursuant to the Purchase Agreements or this Agreement comply with the laws and regulations of all foreign regulatory and/or self-regulatory authorities, including, without limitation, the Financial Services Act 1986 and the Public Offers of Securities Regulations 1995.

         3.6. Representations and Warranties at the Closing. Each of the representations and warranties contained in this Section 3 is true and correct as of the date of this Agreement and will be true and correct as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date.

4. Representations, Warranties and Agreements to Survive Delivery. Notwithstanding any investigation made by or on behalf of the Placement Agent or any controlling person, director, officer or agent of the Placement Agent or by or on behalf of the Company or any controlling person, director, officer or agent of the Company, all representations, warranties, covenants and agreements made by either party in this Agreement shall survive the execution of this Agreement, the delivery of the Shares to the Purchasers and the receipt by the Company of payment for the Shares.

5.       Covenants of the Company.

         5.1. No Other Offers of Sales. Until the end of the Restricted Period, neither the Company or any affiliate of the Company nor anyone acting on behalf of the Company or any such affiliate, other than the Placement Agent and its agents and affiliates, shall directly or indirectly, offer or sell, or attempt to offer, sell or dispose of, any of the Shares, or solicit any offer to buy any Shares from, or otherwise approach or negotiate with respect thereto with, any person, except for any of the foregoing arranged by, or conducted with, the Placement Agent, or about which the Placement Agent otherwise has knowledge, including, without limitation, the Company's preparation and distribution of the Offering Memorandum, negotiation of, and entry into, this Agreement, the Purchase Agreements and the agreements and documents referred to in those agreements, and the Company's discussions with prospective investors arranged by the Placement Agent.





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         5.2.    Updating Disclosures.  The Company shall promptly notify the
Placement Agent if, because of the occurrence of any event or condition, the passing of time or otherwise, the Offering Memorandum as of its date or as of the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements in Offering Memorandum, in light of the circumstances under which they were made, not misleading. In such an event, the Offering Memorandum shall be amended or supplemented in form and substance satisfactory to the Placement Agent and the Company so that after giving effect to such amendment or supplement, the Offering Memorandum will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading.

         5.3. Foreign Securities Qualification. The Company shall furnish such information, execute such instruments and take such action, if any, as may be reasonably requested by the Placement Agent to effect the placement of the Shares under the securities laws of each jurisdiction in which the Company agrees that the Shares may be offered or sold; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process or taxation in any jurisdiction where it is not now so subject.

         5.4. Press Release; Form 8-K. The Company will not at any time issue a press release to announce the Offering of the Shares (i) without the prior consent of the Placement Agent, (ii) prior to having furnished the Placement Agent with a copy of the proposed form of the press release and giving the Placement Agent a reasonable opportunity to review and comment upon the same, or (iii) in a manner to which the Placement Agent or its counsel shall reasonably object, unless the Company is required to do so by applicable law. The Company will not file a Form 8-K reporting the Offering of the Shares with the Securities and Exchange Commission prior to having furnished the Placement Agent with a copy of the proposed form of the Form 8-K and giving the Placement Agent a reasonable opportunity to review and comment upon the same. The Placement Agent acknowledges receipt of the proposed form of press release and the proposed form of Form 8-K attached as Exhibit A, acknowledges that it had a reasonable opportunity to review and comment on the same and consents to, and does not (nor does its counsel) object to, their issuance and filing.

         5.5. Company Lock Up. During the period beginning on the Closing Date and ending 60 days after the Closing Date, the Company will not, without the prior written consent of the Placement Agent, offer, issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any of its Common Shares or any other securities or obligations convertible into or exchangeable for, or giving any person any right to acquire from it, any Common Shares (hereinafter, with the exceptions described below, collectively referred to as "Stock Issuances"), except for (i) the issuance and sale of the Shares, (ii) the issuance of options or warrants pursuant to any employee, executive, officer, director, agent, advisor or consultant benefit, incentive, stock option, or profit sharing plan of the Company, (iii) the issuance or sale by the Company of any Common Shares pursuant to the exercise of any such options or warrants, (iv) the issuance or sale by the Company of any options





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or warrants to any employee, executive, officer, director, agent, advisor or consultant of the Company or the issuance or sale of any Common Shares upon exercise of any such options or warrants, (v) the issuance or sale by the Company of any Common Shares pursuant to (A) the exercise of any options or warrants previously issued and outstanding or authorized on the Closing Date, or (B) the conversion of any convertible preferred shares previously issued and outstanding or authorized on the Closing Date, or (vi) the issuance or sale by the Company of options, warrants, convertible preferred shares, or Common Shares pursuant to anti-dilution provisions applicable to the Company or its securities (collectively, the "Permitted Transactions"). During the period from the Closing Date until 60 days thereafter, the Company will not, without the prior written consent of the Placement Agent, file a registration statement containing a preliminary or final prospectus for a Stock Issuance in a transaction involving a public offering under the Securities Act pursuant to such registration statement, except for (i) any filing of a registration statement containing a preliminary or final prospectus which is required to be filed by the Company pursuant to the provisions of any agreement between the Company and any holder of its securities which is in effect on the date of this Agreement, or (ii) any filing of a post-effective amendment or a supplement to a registration statement which has become effective on or before the date of this Agreement.

         5.6. Director and Officer Lock-Up. Unless the Placement Agent shall consent in writing, which consent shall not be unreasonably withheld, during the period beginning on the Closing Date and ending 60 days thereafter, the Company will use its best efforts to ensure that none of the directors or officers of the Company offer, sell or deliver (whether through the exercise of warrants, options or otherwise) any Common Shares or any other securities or obligations convertible into or exchangeable for any Common Shares.

         5.7. Legal Opinions Regarding Subsequent Transactions. The Company shall not offer or sell any securities of the same class as the Shares until a period of three (3) months has elapsed from the Closing Date of the Offering, unless the Company shall have provided the Placement Agent with a satisfactory opinion from the Company's legal counsel to the effect that the proposed offer or sale will not result in any violation of the Securities Act, any state securities or blue sky laws or any rules or regulations promulgated thereunder.

         5.8. Expenses. Subject to the provisions of the Engagement Letter, regardless of whether the transactions described in this Agreement are consummated, the Company shall pay all costs and expenses in connection with
(i) the preparation and reproduction of the Offering Memorandum and the certificates representing the Shares, (ii) the reproduction of the Purchase Agreements, (iii) the Company's performance of and compliance with all agreements and conditions contained in this Agreement, the Engagement Letter and the Purchase Agreements on its part to be performed or complied with, (iv) all of the Company's expenses incident to the issuance and delivery of the Shares, and (v) the fees, disbursements and expenses of the Company's legal counsel and accountants.





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6.       Indemnification and Contribution.

         6.1.    Indemnification by the Company   The Company agrees to defend,
indemnify, and hold the Placement Agent and its respective officers, directors, agents, employees, and controlling persons (each in the context of this Section
6.1 an "Indemnified Party") harmless from and against any losses, claims, damages, or liabilities (including, without limitation, court costs and reasonable attorneys' fees and expenses) to which any Indemnified Party may become subject insofar as the same arises from an action which alleges or is based upon any alleged untrue statement of a material fact, or omission of a material fact, or any other violation of applicable securities or other laws, rules or regulations by the Company or its officers, agents, employees or controlling persons irrespective of the role or concurrent negligence of any such Indemnified Party and to reimburse each Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating, settling, or defending any action or claim in connection therewith (including, without limitation, court costs and reasonable attorneys' fees); provided, however, that the Company shall not be liable to so indemnify, defend or hold harmless any Indemnified Party in any such case to the extent that any such loss, claim, damage, or liability is found in a final judgment of a court of competent jurisdiction to have resulted from an Indemnified Party's gross negligence or bad faith in performing their services hereunder.

         If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold such Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Indemnified Party on the other hand but also the relative fault of the Company and the Indemnified Party, as well as any other relevant equitable considerations. The Company agrees to reimburse the Indemnified Party within ten days after presentation of any statement by the Indemnified Party of all reasonable expenses (including, without limitation of the generality of the foregoing, reasonable fees and expenses of attorneys selected by each Indemnified Party) incurred in connection with any testimony the Indemnified Party or its employees are required to give (in court, before a regulatory agency, by deposition, or otherwise) in any regulatory or court proceeding (including depositions), whether or not the Indemnified Party is a party, and which related directly or indirectly to the Offering.

         6.2. Reasonable Reliance. With respect to Section 6.1, the Company agrees that no Indemnified Party shall be deemed to have been grossly negligent for reasonably relying upon any written untrue statement or alleged omission of a material fact necessary to make the statements, in light of the circumstances in which made, not misleading, contained in or omitted from any information provided to any Indemnified Party by or on behalf of the Company (including, without limitation of the generality of the foregoing, any accountant or attorney employed or retained by the Company). The indemnification provided in
Section 6.1 shall extend upon the same terms and conditions to each person, if any, who may be deemed to control any Indemnified Party.

         6.3. Indemnification Procedures. In the event any action (with respect to which indemnity or reimbursement from the Company may be sought by any Indemnified Party pursuant to the provisions of Section 6.1) shall be brought or threatened against an Indemnified Party, prompt notice of such action shall be given by such Indemnified Party to the Company in writing, together with a copy of all papers served on, or received by, such Indemnified Party in connection with such action; provided, however, that failure to give such notice shall not affect the Indemnified Party's rights under these indemnification provisions, unless, and only to the extent that, such failure results in the Company's forfeiture of substantive rights or defenses. If such an event occurs, the Company shall assume the defense of such action, including the employment of counsel and the payment of all expenses. Each Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (a) the employment thereof has been specifically authorized by the Company in writing, (b) the Company has failed to assume the defense and employ counsel, or (c) the named parties, or parties threatened to be named, to any such action (including any impleaded parties or parties threatened to be impleaded) include both such Indemnified Party and the Company, and the Indemnified Party has been advised by such counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Company (in which cases each Indemnified Party with a different legal defense from those of other Indemnified Parties with their own counsel shall have the right to employ its own counsel and in such cases any reasonable fees and expenses of such counsel shall be paid by the Company). The Company shall not be liable for any such action or proceeding effected without its written consent.

         6.4. Indemnification by the Placement Agent. The Placement Agent shall indemnify, defend and save and hold the Company, any controlling person of the Company, and its officers, directors, employees, agents and advisors (each, a "Company Party") harmless from and against any losses, claims, damages or liabilities (including, without limitation, court costs and reasonable attorneys' fees and expenses) to which any Company Party may become subject insofar as the same arises from an action which alleges or is based upon, (i) any breach by the Placement Agent of any term, provision, condition, representation, warranty or covenant contained in this Agreement, or (ii) any actions of the Placement Agent, its agents or representatives inconsistent with such terms, provisions, conditions, representations, warranties or covenants, or (iii) any untrue or alleged untrue statement of a material fact contained in the offering materials relating to the Shares, including, without limitation, the Offering Memorandum, as amended or supplemented, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such offering materials or in any other offering documentation in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, or (iv) any other violation of applicable securities or other laws, rules or regulations by the Placement Agent or its officers, agents, employees or controlling persons, and to reimburse any such Company Party for any legal or other expenses reasonably incurred by them in connection with investigating, settling, or defending any action or claim in connection therewith (including, without limitation, court costs and reasonable attorneys' fees).

         If for any reason the foregoing indemnification is unavailable to any Company Party or insufficient to hold such Company Party harmless, then the Placement Agent shall contribute to the amount paid or payable by such Company Party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Company Party on the one hand and the Placement Agent on the other hand but also the relative fault of the Company Party and the Placement Agent, as well as any other relevant equitable considerations. The Placement Agent agrees to reimburse the Company Party within ten days after presentation of any statement by the Company Party of all reasonable expenses (including, without limitation of the generality of the foregoing, reasonable fees and expenses of attorneys selected by each Company Party) incurred in connection with any testimony the Company Party or its employees are required to give (in court, before a regulatory agency, by deposition, or otherwise) in any regulatory or court proceeding (including depositions), whether or not the Company Party is a party, and which related directly or indirectly to the Offering.

7. Notices. All notices, demands, consents or other communications under this Agreement shall be given or made in writing and shall be given or made in writing and shall be delivered personally, or sent by certified or registered airmail, postage prepaid, or sent by overnight courier or sent by facsimile transmission with a confirmation copy sent by mail, and shall be deemed given when so personally delivered, or if mailed, ten days after the same shall have been posted or if sent by overnight courier, one business day after the date such courier confirms in writing that delivery has been made or if sent by facsimile transmission, at the earlier of (i) as soon as written or telephonic confirmation is received from the party to whom it was sent that the message has been received, or (ii) ten days after the confirmation is posted: (a) if to the Placement Agent, addressed to the Placement Agent at 56 Green Street, London W1Y 3RH, England, Attention: Alan A. Nash, or to such other address as the Placement Agent may designate in writing to the Company, or (b) if to the Company, addressed to the Company at 1653 East Maple Road, Troy, Michigan 48083-4208, United States of America, Attention: Bruce J. Barrett, President and Chief Executive Officer, or to such other address as the Company may designate in writing to RPC.

8. Parties. This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Company and their respective permitted successors and assigns. This Agreement may not be assigned by any party without the consent of the other parties. This Agreement and all conditions and provisions of this Agreement are intended to be for the sole and exclusive benefit of the parties to this Agreement and their respective permitted successors and assigns and for the benefit of no other person.

9. Entire Agreement and Incorporation by Reference. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersedes all prior agreements and understandings whatsoever relating to such matters and transactions, except for the Engagement Letter. All of the terms and conditions of the Engagement Letter, including all amendments thereto and restatements thereof, are specifically incorporated by reference into this Agreement.

10. Amendments. No termination, amendment, interpretation or waiver of any of the provisions of this Agreement shall be effective unless made in writing and signed by the parties to this Agreement.

11. Headings. The headings of the sections and subsections of this Agreement are used for convenience only and shall not affect the meaning or interpretation of the contents of this Agreement.

12. Enforcement. The failure to enforce or to require the performance at any time of any of the provisions of this Agreement or the Engagement Letter shall in no way be construed to be a waiver of such provisions, and shall not affect either the validity of this Agreement or the Engagement Letter or any part of this Agreement or the Engagement Letter or the right of any party thereafter to enforce each and every provision in accordance with the terms of this Agreement or the Engagement Letter.

13. Governing Law. The laws of the State of Michigan, in the United States of America, applicable to agreements made and to be performed entirely therein, without regard to the conflict of law provisions thereof, shall govern this Agreement and the Engagement Letter, its construction, the relationships of the parties in connection with the subject matter of this Agreement and the Engagement Letter and the determination of any rights, duties or remedies of the parties arising out of, or relating to, this Agreement and the Engagement Letter.

14. Severability. If any provision of this Agreement or the Engagement Letter is held to be invalid or unenforceable by any judgment of a tribunal of competent jurisdiction, the remainder of this Agreement and the Engagement Letter shall not be affected by such judgment, and this Agreement and the Engagement Letter shall be carried out as nearly as possible according to its original terms and intent.

15. Counterparts. This Agreement may be executed in counterparts, all of which shall constitute one agreement, and each such counterpart shall be deemed to have been made, executed and delivered on the date set forth in the introductory paragraph of this Agreement without regard to the dates or times when such counterparts may actually have been made, executed or delivered.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the day and year set forth in the introductory paragraph of this Agreement.

RAUSCHER PIERCE & CLARK, INC.         SOMANETICS CORPORATION


By:  /s/ ALAN NASH                    By:  /s/ RAYMOND GUNN
     --------------------------            ----------------------------

        Its:  Vice President                 Its:  EVP and CFO
              -----------------                    --------------------

Attest:                               Attest:

                                      /s/ BRUCE J BARRETT
-------------------------------       ---------------------------------

RAUSCHER PIERCE & CLARK LIMITED


By:  /s/ ALAN NASH
     --------------------------

         Its:  Director
               ----------------
Attest:


-------------------------------

                                   SCHEDULE 1

                                     TO THE

                           PLACEMENT AGENT AGREEMENT

                  DEFINITION OF U.S. PERSON UNDER REGULATION S

1.       U.S. PERSON

(a)      "U.S. person" means:

         (i)              Any natural person resident in the United States;
         (ii) Any partnership or corporation organized or incorporated under the laws of the United States;
         (iii) Any estate of which any executor or administrator is a U.S. person;
         (iv)             Any trust of which any trustee is a U.S. person;
         (v) Any agency or branch of a foreign entity located in the United States;
         (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S.
                           person;
         (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
         (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Securities Act) who are not natural persons, estates or trusts.

(b) Notwithstanding paragraph (1)(a) of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

(c) Notwithstanding paragraph (1)(a) of this rule, any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

         (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and
         (ii)             The estate is governed by foreign law.

(d) Notwithstanding paragraph (1)(a) of this rule, any trust of which any professional fiduciary acting as a trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

(e) Notwithstanding paragraph (1)(a) of this rule, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

(f) Notwithstanding paragraph (1)(a) of this rule, any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

         (i) The agency or branch operates for valid business reasons; and
         (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

(g) The International Monetary Fund, the International Bank for Reconstruction and development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

2. UNITED STATES. "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.